TRADE RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Statement1 [Line Items]
Trade receivables	$ 11,950	$ 9,507
Less: Allowances for doubtful debts	(660)	(684)
Trade receivables before receivable from the pools and after allowance for credit losses	11,290	8,823
Trade receivables due from the Pools	0	150
Total trade receivables, net	$ 11,290	$ 8,973